SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 15, 2007
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                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)


         Pennsylvania                      1-5084                23-1145880
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  (State or Other Jurisdiction          (Commission           (I.R.S. Employer
of Incorporation or Organization)       File Number)         Identification No.)



           2801 Hunting Park Avenue, Philadelphia, Pennsylvania 19129
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry Into a Material Definitive Agreement

Lease for Relocation of Company's Corporate Offices

On June 15, 2007, Tasty Baking Company (the "Company") entered into a Lease Agreement (the "Office Lease") with L/S Three Crescent Drive LP ("Landlord") to relocate its principal corporate offices from the current location of 3413 Fox Street, Philadelphia, PA to leased facilities in the Corporate Center at the Philadelphia Navy Yard. The Office Lease is for not less than 35,000 square feet in a building with approximately 95,000 square feet which is to be constructed by Landlord. The commencement date of the Office Lease is anticipated to be April 1, 2009 and the term is for approximately 26.5 years. The actual expiration date will be the same as the expiration date for the lease previously entered into by the Company for a new production facility, which lease was previously disclosed on a Form 8-K filed with the SEC on May 9, 2007. The Company also has the right to extend the term for two (2) additional periods of ten (10) years each. The Minimum Annual Rent (as defined in the Office Lease) is $23.80 per square foot, increased by 2.5% per annum, with no rental payments due for the first six months of the term. The Company is obligated to pay Annual Operating Expenses which are currently estimated to be approximately $7.93 per square foot for the first lease year of the term. Since the offices are being constructed on land located in a Keystone Opportunity Industrial Zone ("KOIZ"), there will be no real estate taxes due until termination of the KOIZ term, which is anticipated to be 2018.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is incorporated into this Item
2.03 by reference.

"SAFE HARBOR STATEMENT" UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995

Except for historical information contained herein, the matters discussed herein are forward-looking statements (as such term is defined in the Securities Act of 1933, as amended) that are subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied herein. There are a number of factors that may cause actual results to differ from these forward-looking statements, including without limitation, the costs to lease and fit-out the new offices and relocate thereto, the risk of business interruption while transitioning to the new offices, the costs and availability of capital to fund the new offices, the success of marketing and sales strategies and new product development, the ability to successfully enter new markets, the price of raw materials, and general economic and business conditions. Other risks and uncertainties that may materially affect the company are provided in the Company's annual reports to shareholders and the company's periodic reports filed with the Securities and Exchange Commission from time to time, including, without limitation, reports on Forms 10-K and 10-Q. Please refer to these documents for a more thorough description of these and other risk factors. There can be no assurance that the Company will successfully meet all conditions of the lease described herein, or that the transition to the new offices will be successful. The Company assumes no obligation to publicly update or revise any forward-looking statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TASTY BAKING COMPANY
                                        (Registrant)


Date: June 21, 2007                     /s/ David S. Marberger
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                                            David S. Marberger
                                            Executive Vice President and
                                            Chief Financial Officer